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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  May 2, 2002
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(Date of earliest event reported)


                   Wachovia Commercial Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

North Carolina                     333-83930                     56-1643598
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(State or Other                   (Commission                 (I.R.S. Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)



301 South College Street, Charlotte, North Carolina                   28288-0166
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       (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (704) 374-6161



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ITEM 5.       OTHER EVENTS.

                  Attached are certain structural and collateral term sheets (the "Term Sheets") furnished to the Registrant by First Union Securities, Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (the "Underwriters"), in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 2002-C1 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-83930) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

                  The Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Term Sheets.

                  Any statement or information contained in the Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit  99    Term Sheets.


                                       -2-
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                             WACHOVIA COMMERCIAL MORTGAGE
                                                SECURITIES, INC.


                                             By: /s/    William J. Cohane
                                                 -------------------------------
                                                 Name:  William J. Cohane
                                                 Title: Vice President

Date:  May 2, 2002


                                      -3-
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                                  Exhibit Index



Item 601(a) of
Regulation S-K
Exhibit No.               Description                                      Page
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99                        Term Sheets.